VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO

Voya Intermediate Bond Portfolio

VOYA VARIABLE FUNDS

Voya Growth and Income Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

Voya Global Equity Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya Small Company Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated September 30, 2019 to the Portfolios’ current

Statement of Additional Information dated May 1, 2019

(the “SAI”)

On September 12, 2019, the Portfolios’ Board of Directors/Trustees approved changes to the Voya funds’ policy with respect to the Portfolios’ disclosure of portfolio holdings.

Effective September 30, 2019, the Portfolios’ SAI is revised as follows:

1.	The second paragraph of the section entitled “Disclosure of Each Portfolio’s Portfolio Securities” is deleted and replaced with the following:

In addition, each Portfolio (except Voya Balanced Portfolio, Voya Government Money Market Portfolio and Voya Small Company Portfolio) posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 15th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.

For Voya Balanced Portfolio and Voya Small Company Portfolio, each Portfolio posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 30th calendar day following the end of the previous calendar month or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.

Voya Government Money Market Portfolio will post a full list of its portfolio holdings on Voya’s website as of the last business day of the previous month, along with any items required by Rule 2a-7 under the 1940 Act no later than the 5th business day of the month. The information will be available on the website for a period of not less than six months. The portfolio holdings schedule is as of the last business day of the previous calendar month.

2.	The fourth paragraph of the section entitled “Disclosure of Each Portfolio’s Portfolio Securities” is deleted and replaced with the following:

Each Portfolio also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website on the 10th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.

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